MILLWARD & CO. CPAs






August 6, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Gentlemen:


We have read the statements of Havana Republic, Inc., pertaining to our firm included under Item 4 of Form 8-K August 5, 1999, and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.



Sincerely,




/S/ MILLWARD & CO. CPAs
-----------------------
Millward & Co. CPAs



MIAMI -- FT. LAUDERDALE -- BOCA RATON -- WEST PALM BEACH
2745 W. Cypress Creek Road, Ft. Lauderdale, FL 33309-1757
(954) 971-7000 -- WATS Line 1-800-685-2271 -- FAX (954) 974-0300